SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): March 21, 2002



                               COAST RESORTS, INC.
             (Exact name of registrant as specified in its charter)




          Nevada                  000-26922                 88-0345704
     (State or other           (Commission File          (I.R.S. Employer
     jurisdiction of               Number)             Identification No.)
      incorporation)

            4500 West Tropicana Avenue, Las Vegas, Nevada    89103
               (Address of principal executive offices)   (Zip Code)
                                        -

      Registrant's telephone number, including area code: (702) 365-7000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

     On March 21, 2002, Coast Hotels and Casinos, Inc. ("Coast Hotels"), a wholly-owned subsidiary of Coast Resorts, Inc., a Nevada corporation (the "Company"), issued a press release announcing the issuance by Coast Hotels on March 19, 2002 of $100,000,000 principal amount of additional 9 1/2% Senior Subordinated Notes Due 2009 pursuant to the Indenture dated as of March 23, 1999 among the Company, Coast Resorts, Inc., as guarantor, and U.S. Bank National Association (f/k/a Firstar Bank of Minnesota, N.A.), as amended. A copy of Coast Hotel's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

 Exhibit No.                         Description
 -----------   -----------------------------------------------------------------
     99.1      Press Release dated March 21, 2002. (1)

     99.2 Placement Agreement, dated as of March 11, 2002, by and among Coast Hotels and Casinos, Inc.and Banc of America Securities LLC, as representative of the Placement Agents. (1)

      4.1 Registration Rights Agreement, dated as of March 19, 2002, by and among Coast Hotels and Casinos, Inc., Coast Resorts, Inc., and Banc of America Securities, as representative of the Placement Agents. (1)

      4.2 Third Supplemental Indenture, dated as of March 19, 2002, by and among Coast Hotels and Casinos, Inc., Coast Resorts, Inc. and U.S. Bank National Association. (1)

(1) Previously filed with the Securities and Exchange Commission as an exhibit to Coast Hotels and Casinos, Inc.'s Current Report on Form 8-K dated March 21, 2002 and incorporated herein by reference.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COAST RESORTS, INC.,
                                   a Nevada corporation



                                   By:    /s/
                                      ---------------------------------
                                   Name:  Gage Parrish
                                   Title: Vice President and
                                          Chief Financial Officer
March 21, 2002